DELAWARE GROUP EQUITY FUNDS I

Delaware Balanced Fund
Class A * Class B *Class C * Class R * Institutional Class

Supplement to the Fund's Prospectuses dated December 31, 2003

On December 2, 2004, the Board of Trustees unanimously voted to approve changes to the investment strategies and policy of the Delaware Balanced Fund (the "Fund"). All changes are effective as of February 21, 2005.

The following replaces the information in the section in each of the Prospectuses entitled "Profile: Delaware Balanced Fund - What are the Fund's main investment strategies?" on page 2:

What are the Fund's main investment strategies?
Under normal circumstances, the Fund will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities, including high-yield fixed-income securities. We invest in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed-income securities including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

The following replaces the information in the section in each of the Prospectuses entitled "How we manage the Fund - Our investment strategies" on page 5:

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We seek capital appreciation by investing at least 25% of the Fund's net assets in equity securities of primarily large-capitalization companies that we believe have long-term capital appreciation potential. We will typically follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:
    security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;
    favorable earnings growth prospects;
    expected above-average return on equity and dividend yield;
    the financial condition of the issuer; and
    various qualitative factors.

While our investment philosophy will typically be value-oriented, we also may invest in issues with growth characteristics during market cycles when growth stocks appear attractive.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities, corporate bonds and high-yield securities. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The following supplements the information in the section in each of the Prospectuses entitled "How we manage the Fund - The securities we typically invest in" on page 6:

Securities	How we use them

High-yield corporate bonds: Debt obligations issued by a corporation and rated lower than investment grade by a nationally recognized statistical ratings organization (NRSRO) such as S&P or Moody's. High-yield bonds are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

The Fund may invest in high-yield corporate bonds. Emphasis is typically on those rated BB or Ba by an NRSRO.

We carefully evaluate an individual company's financial situation, its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

The following supplements the information in the section in each of the Prospectuses entitled "How we manage the Fund - The risks of investing in the Fund" on page 8:

Risks	How we strive to manage them

Credit risk is the risk that there is the possibility that a bond's issuer will be unable to make timely payments of interest and principal.

Investing in so-called "junk" or "high-yield" bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High-yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

Our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk. We will limit the Fund's investments in high-yield bonds to 20% of the Fund's net assets allocated to fixed-income securities (typically no more than 8% of the Fund's total net assets).

The following replaces the information in the section in each of the Prospectuses entitled "Who manages the Fund - Portfolio managers" on page 10:

Portfolio managers

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund. Messrs. Nutt, Irving, Lombardi and Vogel will assume responsibility for the Fund on February 21, 2005.

Paul Grillo, Stephen R. Cianci and Timothy L. Rabe have primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund. Messrs. Grillo and Cianci have been co-managing the fixed-income portion of the Fund since April 25, 2000. Mr. Rabe will assume responsibility for the Fund on February 21, 2005.

D. Tysen Nutt, Jr., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Jordan L. Irving, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. He joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Jordan joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Robert A. Vogel, Jr., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci, Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder.

Timothy L. Rabe, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

This Supplement is dated December 16, 2004.